SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 11, 1999


                          NET LNNX, INC.
       (Exact name of Net Lnnx as specified in its charter)


                          Pennsylvania
          (State or other jurisdiction of incorporation)


               333-5862                      23-1726390
       (Commission File Number  (IRS Employer Identification No.)


                      7700 N.W. 37th Avenue
                      Miami, Florida  33147
       (Address of principal executive office) (Zip Code)


 Net Lnnx's telephone number, including area code: (305) 691-2800


        __________________________________________________
  (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial Statement of Business Acquired:

          The audited Financial Statement of PrintOnTheNet.Com,
          Inc. as of February 17,1999 is filed as part of this Current Report on Form 8-K/A.

      (b)  Pro Forma Financial Information required pursuant to
           Article 11 of Regulation S-X:

           The Pro Forma Combined Balance Sheet of Net Lnnx, Inc.
           and PrintOnTheNet.Com, Inc. as of December 31, 1998 is filed as part of this Current Report on Form 8-K/A.

     (c)   Exhibits

           The following exhibits were filed as part of the Current
           Report of Form 8-K filed with the Commission on March 26, 1999:

           10.1    Agreement and Plan of Merger dated February
                   18, 1999, including all exhibits.

           10.2    Plan of Merger (Exhibit A to the Agreement and
                   Plan of Merger).

           10.3    Exclusive Production and Sales Agreement
                   (Exhibit B to the Agreement and Plan of Merger).

           16.1    Letter regarding change in Certifying Accountant.

           20.1    Net Lnnx's Schedule 14(F)(1), Information
                   Statement pursuant to Section 14(F) of the Securities Exchange Act of 1934 and Rule 14(F)(1) thereunder (filed with the Commission on March 1, 1999, and incorporated herein by reference).


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Net Lnnx, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NET LNNX, INC.


Date:  May 5, 1999                 By: /s/ Benjamin Rogatinsky
                                   Benjamin Rogatinsky, President
                                   and Chief Executive Officer

                 INDEX TO FINANCIAL STATEMENTS

                                                                   Page
PrintOnTheNet.Com, Inc.:

   Independent Auditors' Report. . . . . . . . . . . . . . . . . . F-1

   Balance Sheet as of February 17, 1999 . . . . . . . . . . . . . F-2

   Notes to Balance Sheet. . . . . . . . . . . . . . . . . . . . . F-3


Pro Forma Financial Information:

   Pro Forma Combined Balance Sheet as of December 31, 1998. .. . .F-4

   Notes to Pro Forma Financial Information. . . . . . . . . . . . F-5

                  INDEPENDENT AUDITORS' REPORT


To the Board of Directors
PrintOnTheNet.Com, Inc.

    We have audited the accompanying balance sheet of PrintOnTheNet.Com, Inc. (A Development Stage Company) as of
February 17, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of PrintOnTheNet.Com, Inc. at February 17, 1999 in conformity with generally accepted accounting principles.



                           BERKOWITZ DICK POLLACK & BRANT, LLP

Miami, Florida
February 17, 1999
(except for Note A to which
    the date is March 11, 1999)

                   PRINTONTHENET.COM, INC.
                 (A DEVELOPMENT STAGE COMPANY)

                         BALANCE SHEET

                       February 17, 1999





ASSETS

  Cash                                                    $   25,000
                                                          ----------
        TOTAL ASSETS                                      $   25,000
                                                          ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

COMMITMENT

SHAREHOLDERS' EQUITY
  Common stock, no par value; 1,000
    shares authorized, issued and outstanding             $   30,652
  Deficit accumulated  during the development stage           (5,652)
                                                          ----------
       TOTAL SHAREHOLDERS' EQUITY                             25,000
                                                          ----------
       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY                             $   25,000
                                                          ==========












See notes to balance sheet.

                    PRINTONTHENET.COM, INC.
                 (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO BALANCE SHEET

                       February 17, 1999


       NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: PrintOnTheNet.Com, Inc. (the "Company"), a Delaware Corporation, was incorporated on January 27, 1999 (inception) for the purpose of merging into a subsidiary of a non-operating public company. The merger was consummated on March 11, 1999. The transaction will be accounted for as equivalent to the issuance of the Company's stock for the net monetary assets of the public shell subsidiary, accompanied by a recapitalization. The Company is in the development stage and plans on providing commercial printing services via the Internet.

Shareholders capitalized the Company with $30,652 which is reflected as 1,000 shares of common stock. The Company expended
$5,652 in organization costs which is reflected as the Company's deficit accumulated during the development stage.

Income Taxes: The Company is a C Corporation. Income taxes will be recorded based on the future tax effects of the difference between the tax and financial reporting bases of the Company's assets and liabilities. In estimating future tax consequences, expected future events are considered, except for potential income tax law or rate changes.

Commitment: On February 17, 1999, the Company executed an exclusive production and sales agreement (the "Agreement") with two companies ("the Sellers") affiliated with the Company through
common ownership.   Once operations commence, it is anticipated
that the Company will be dependent upon these affiliates for all of its commercial printing needs. In accordance with the Agreement, the Sellers will sell to the Company any and all printed goods and items for the Company to resell via the Internet. The Agreement contains non-compete and non-solicitation covenants whereby the Sellers cannot compete with the Company nor solicit business similar to the business conducted by the Company over the term of this Agreement and for a period of three years from the termination of this Agreement. The Agreement is for a term of two years and can continue from year to year thereafter, unless terminated in accordance with the Agreement.

                 NET LNNX, INC. AND SUBSIDIARY
                 (A Development Stage Company)

                PROFORMA COMBINED BALANCE SHEET

                        December 31,1998


                                                                               PROFORMA
                                                                             ADJUSTMENTS
                                      NET LNNX,        PRINTONTHENET.          INCREASE        PROFORMA
                                        INC.             COM, INC.            (DECREASE)       COMBINED
ASSETS

CURRENT ASSETS
        Cash                          $    1,446        $   25,000            $      -             $   26,446
 Loans receivable-related
     parties                               5,000              -                    (5,000)(a)            -
     Prepaid expenses                      1,550              -                      -                  1,550
                                      ----------        ----------            -----------         -----------
 TOTAL CURRENT
   ASSETS                                  7,996            25,000                   -                 27,996

  Property and equipment, net              4,972              -                    (4,972)(a)            -
                                      ----------        ----------            -----------         -----------

     TOTAL ASSETS                     $   12,968        $   25,000            $    (9,972)        $    27,996
                                      ----------        ----------            -----------         -----------
                                      ----------        ----------            -----------         -----------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                    $    8,000        $     -               $      -            $     8,000
  Accrued expenses                           100              -                      -                    100
                                      ----------        ----------            -----------         -----------

    Total current liabilities              8,100                                                        8,100

SHAREHOLDERS' EQUITY
  Preferred stock                           -                                       1,000 (a)           1,000
  Common stock                             1,000            30,652                 (7,104)(a)          24,548
  Additional paid-in-capital           1,830,324              -                (1,830,324)(a)            -
  Accumulated deficit                 (1,826,456)             -                 1,826,456 (a)            -
  Deficit accumulated during
    the development stage                   -               (5,652)                  -                 (5,652)
                                      ----------        ----------            -----------         -----------

     TOTAL SHAREHOLDERS' EQUITY            4,868            25,000                (9,972)              19,896
                                      ----------        ----------            -----------         -----------

     TOTAL LIABILITIES
     AND SHAREHOLDERS' EQUITY         $   12,968        $   25,000            $   (9,972)         $    27,996
                                      ----------        ----------            -----------         -----------
                                      ----------        ----------            -----------         -----------



The accompanying notes are an integral part of this pro forma financial statement.

                 NET LNNX, INC. AND SUBSIDIARY

            NOTES TO PRO FORMA FINANCIAL INFORMATION


The accompanying Pro Forma Combined Balance Sheet as of December 31, 1998 has been prepared based on the historical financial statements of Net Lnnx, Inc. (the "Registrant") and the opening balance sheet as of February 17, 1999 of PrintOnTheNet.Com, Inc. (a development stage company) ("POTN"). The Pro Forma Balance Sheet has been adjusted to give effect to the transaction with POTN, the acquired company, completed on March 11, 1999.

The Pro Forma Combined Balance Sheet should be read in conjunction with the historical financial statements, including the notes thereto, of the Registrant (Form 10KSB for the year ended December 31, 1998) and the opening balance sheet of POTN as of February 17, 1999 (included herein).

The Pro Forma Combined Balance Sheet has been presented as if the transaction described in the following paragraph with POTN occurred on December 31, 1998. A Pro Forma Combined Statement of Operations giving effect to the acquisition as if it took place on January 1, 1998 has not been presented since the only activity of POTN represents organization costs which have been expensed for financial reporting purposes.

On March 11, 1999 a newly formed subsidiary of the Registrant acquired all of the outstanding common stock of POTN in exchange for 16,500,000 no par value shares of the Registrant's common stock and 1,000,000 no par value shares (stated value of $.001 per share) of the Registrant's preferred stock, which is convertible into 7,200,000 shares of common stock. Concurrent with this transaction the newly formed subsidiary was merged into POTN with POTN being the surviving wholly-owned subsidiary of the Registrant. For accounting purposes the acquisition has been treated as a recapitalization of POTN with POTN as the acquirer (reverse acquisition).


PROFORMA COMBINED FINANCIAL STATEMENT ADJUSTMENTS

(a) To reflect the net realizable value of certain assets resulting from the reverse acquisition and to reflect the recapitalization of POTN as if the acquisition took place on December 31, 1998.